EXHIBIT 32

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Leonard Armato, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB/A of AVP, Inc. for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of AVP, Inc.

      I, Andrew Reif, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB/A of AVP, Inc. for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of AVP, Inc.

                                         By:/s/ Leonard Armato
                                            ------------------------------------
                                             Leonard Armato
                                             Chief Executive Officer

                                         By:/s/ Andrew Reif
                                            ------------------------------------
                                             Andrew Reif
                                             Chief Financial Officer

July 27, 2005